UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549

                                    FORM 8-K/A
                                 (Amendment No. 1)


                                   Current Report


                         Pursuant to Section 13 or 15(d)of
                        The Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported: July 2, 1998


                          Commission File Number 0-7601


                               STAR BANC CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                  Ohio                              31-0838189
             ----------------                  --------------------
             (State or other                    (I.R.S. Employer
             jurisdiction of                    Identification No.)
             incorporation)


                  425 Walnut Street, Cincinnati, OH 45202
                 ------------------------------------------
                  (Address of principal executive offices)


                             (513) 632-4000
             --------------------------------------------------
             Registrant's telephone number, including area code

ITEM 2.
     In a press release dated July 1, 1998, Star Banc Corporation and Firstar Corporation announced that they have signed a definitive agreement to merge through an exchange of shares valued at approximately $7.2 billion. Under the terms of the agreement, Firstar shareholders will receive 0.76 shares of common stock in the combined company for each share of Firstar common stock. Shareholders of Star Banc will retain one share of common stock in the combined company for each Star Banc common share. For additional information see item 7.(b) UNAUDITED PRO FORMA FINANCIAL INFORMATION.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a) FINANCIAL STATEMENTS OF THE BUSINESS ACQUIRED
              The following documents filed with the Commission by
             Firstar Corporation under the Exchange Act are incorporated by reference (Commission File No. 1-2981):
             (i) Firstar Corporation's Annual Report on Form 10-K for the year ended December 31, 1997.
             (ii) Firstar Corporation's Quarterly Report on Form 10-Q for
                  the period ended March 31, 1998.


ITEM 7   (b) UNAUDITED PRO FORMA CONDENSED FINANCIAL INFORMATION

     The following unaudited Pro Forma Condensed Financial Information and explanatory notes are presented to show the impact on the historical financial position and the results of operations of the combined company for the proposed merger of equals of Star Banc Corporation ("Star") and Firstar Corporation ("Firstar") and should be read in conjunction with the consolidated financial statements, including the notes thereto, of Star and Firstar which are either included or incorporated by reference in this filing. The Pro Forma Condensed Financial Information also reflects the proposed combination of Star and Trans Financial, Inc. ("Trans Financial") which is expected to be completed on August 21, 1998. The unaudited Pro Forma Condensed Combined Financial Information is presented for illustration purposes only in accordance with the assumptions set forth below, and is not necessarily indicative of the operating results or financial position that would have occurred if the Merger had been consummated nor is it necessarily indicative of future operating results or financial position of the combined company.

     In accordance with the terms of the Merger Agreement and Plan of Reorganization, each share of Firstar Common Stock outstanding immediately prior to the effective time of the merger will be converted into the right to receive 0.76 of a share of the combined company. Each share of Star Common Stock outstanding immediately prior to the effective time of the merger will be converted into the right to receive one share of the combined company.

     In accordance with the terms of the merger agreement between Star and Trans Financial each share of Trans Financial Common Stock outstanding immediately prior to the effective time of the merger will be converted into the right to receive 0.9003 of a share of Star Common Stock.

     The unaudited Pro Forma Financial Information reflects both the Star/Firstar and Star/Trans Financial mergers using the pooling of interest method of accounting. Star's acquisition of Great Financial Corporation ("Great Financial") was completed on February 7, 1998 and is reflected in Star's March 31, 1998 unaudited balance sheet. The unaudited Pro Forma Condensed Balance Sheet assumes the mergers were consummated on March 31, 1998. The unaudited Pro Forma Condensed Combined Income Statements for the three months ended March 31, 1998 and the year ended December 31, 1997 present the combined results of operations of Star, Great Financial, Trans Financial and Firstar as if the mergers and the Great Financial acquisition had been effective January 1, 1997, after the effect of certain adjustments described in the Notes to the Unaudited Pro Forma Condensed Combined Financial Information. The unaudited Pro Forma Condensed Combined Income Statements for the years ended December 31, 1996 and 1995, present the combined results of operations of only Star, Trans Financial and Firstar as if the mergers had occurred at the beginning of each period presented.

     The Great Financial acquisition was accounted for as a purchase and accordingly, the results of the transaction and the operations have been reflected in the financial statements of Star from the date of acquisition. Under the purchase method, the purchase price is allocated to the assets and liabilities acquired based on their estimated fair values at the time of the acquisition. The allocation of the purchase price for Great Financial is preliminary and may change as certain estimates and contingencies are finalized, although any adjustments are not expected to be material.

     The combined company expects to achieve substantial merger benefits including operating cost savings and revenue enhancements. The pro forma earnings, which do not reflect any potential savings or revenue enhancements which are expected to result from the consolidation of operations of Star and Firstar, in addition to Star and Trans Financial, and are not indicative of the results of future operations. No assurances can be given with respect to the ultimate level of expense savings and revenue enhancements to be realized.

Unaudited Pro Forma Condensed Combined Balance Sheet
As of March 31, 1998
(dollars in thousands)

                                                                         Trans                        Pro Forma
                                                     Star Banc      Financial,      Pro Forma         Star Banc
                                                   Corporation            Inc.    Adjustments       Corporation
---------------------------------------------------------------------------------------------------------------
ASSETS:
Cash and Due from Banks...........................$    572,507    $     84,651    $        --      $    657,158
Money Market Instruments..........................      42,574              99             --            42,673

Loans Held for Sale...............................     290,496         189,511             --           480,007

Investment Securities:
  Available-for-Sale..............................   2,052,273         262,465             --         2,314,738
  Held-to-Maturity................................     146,007              --             --           146,007
---------------------------------------------------------------------------------------------------------------
    Total Securities..............................   2,198,280         262,465             --         2,460,745

Loans Net of Unearned Interest....................   9,666,629       1,556,665             --        11,223,294
           Allowance for Loan Losses..............     151,193          22,777         12,000 (3)       185,970
---------------------------------------------------------------------------------------------------------------
    Net Loans.....................................   9,515,436       1,533,888        (12,000)       11,037,324

Bank Premises and Equipment.......................     176,435          38,843         (5,660)(3)       209,618
Acceptances - Customers' Liability................      11,113              --             --            11,113
Intangibles.......................................     578,515           8,806             --           587,321
Mortgage Servicing Rights.........................      67,425          45,180             --           112,605
Other Assets......................................     403,222          40,361             --           443,583
---------------------------------------------------------------------------------------------------------------
      Total Assets................................$ 13,856,003    $  2,203,804    $   (17,660)     $ 16,042,147
===============================================================================================================


LIABILITIES:
Deposits:
  Noninterest Bearing Deposits....................$  1,944,618    $    254,151    $        --      $  2,198,769
  Interest Bearing Deposits.......................   8,430,980       1,370,282             --         9,801,262
---------------------------------------------------------------------------------------------------------------
      Total Deposits..............................  10,375,598       1,624,433             --        12,000,031
Short-Term Borrowings.............................   1,277,976         195,391             --         1,473,367
Long-Term Debt....................................     371,808         195,125         (1,679)          565,254
Trust Preferred Securities........................     148,593              --             --           148,593
Acceptances Outstanding...........................      11,113              --             --            11,113
Other Liabilities.................................     258,141          28,521          8,340 (3)       295,002
---------------------------------------------------------------------------------------------------------------
    Total Liabilities.............................  12,443,229       2,043,470          6,661        14,493,360
---------------------------------------------------------------------------------------------------------------

SHAREHOLDERS' EQUITY:
Common Stock......................................     480,901          21,970         30,775 A         533,646
Preferred Stock...................................          --              --             --                --
Surplus...........................................     354,225          50,723        (30,775)A         374,173
Retained Earnings.................................     577,635          88,422        (26,000)(3)       640,057
Treasury Stock, at cost...........................      (9,076)             --             --            (9,076)
ESOP Shares Purchased with Debt...................          --          (1,679)         1,679                --
Net Unrealized Gain/(Loss) on Securities                                                                    --
  Available-for-Sale..............................       9,089             898             --             9,987
---------------------------------------------------------------------------------------------------------------
    Total Shareholders' Equity....................   1,412,774         160,334        (24,321)        1,548,787
---------------------------------------------------------------------------------------------------------------

    Total Liabilities and Shareholders' Equity....$ 13,856,003    $  2,203,804    $   (17,660)     $ 16,042,147
===============================================================================================================

A  Entry to adjust common stock and surplus for Star Banc Corporation shares issued for Trans Financial.


Unaudited Pro Forma Condensed Combined Balance Sheet
As of March 31, 1998
(dollars in thousands)

                                                     Pro Forma                                         Pro Forma
                                                     Star Banc           Firstar       Pro forma         Firstar
                                                   Corporation       Corporation     Adjustments     Corporation
----------------------------------------------------------------------------------------------------------------
ASSETS:
Cash and Due from Banks...........................$    657,158      $  1,575,234      $       --    $  2,232,392
Money Market Instruments..........................      42,673            42,473              --          85,146

Loans Held for Sale...............................     480,007           546,226              --       1,026,233

Investment Securities:
  Available-for-Sale..............................   2,314,738         1,756,959              --       4,071,697
  Held-to-Maturity................................     146,007         2,406,057              --       2,552,064
----------------------------------------------------------------------------------------------------------------
    Total Securities..............................   2,460,745         4,163,016              --       6,623,761

Loans Net of Unearned Interest....................  11,223,294        13,280,273              --      24,503,567
           Allowance for Loan Losses..............     185,970           218,977              --         404,947
----------------------------------------------------------------------------------------------------------------
    Net Loans.....................................  11,037,324        13,061,296              --      24,098,620

Bank Premises and Equipment.......................     209,618           376,006         (40,000)(3)     545,624
Acceptances - Customers' Liability................      11,113            11,535              --          22,648
Intangibles.......................................     587,321           192,082              --         779,403
Mortgage Servicing Rights.........................     112,605            19,800              --         132,405
Other Assets......................................     443,583           396,002              --         839,585
----------------------------------------------------------------------------------------------------------------
      Total Assets................................$ 16,042,147      $ 20,383,670      $  (40,000)   $ 36,385,817
================================================================================================================

LIABILITIES:
Deposits:
  Noninterest Bearing Deposits....................$  2,198,769      $  3,882,701      $       --    $  6,081,470
  Interest Bearing Deposits.......................   9,801,262        11,241,746              --      21,043,008
----------------------------------------------------------------------------------------------------------------
      Total Deposits..............................  12,000,031        15,124,447              --      27,124,478
Short-Term Borrowings.............................   1,473,367         2,166,866              --       3,640,233
Long-Term Debt....................................     565,254           886,194              --       1,451,448
Trust Preferred Securities........................     148,593           150,000              --         298,593
Acceptances Outstanding...........................      11,113            11,535              --          22,648
Other Liabilities.................................     295,002           300,706         171,000(3)      766,708
----------------------------------------------------------------------------------------------------------------
    Total Liabilities.............................  14,493,360        18,639,748         171,000      33,304,108
----------------------------------------------------------------------------------------------------------------

SHAREHOLDERS' EQUITY:
Common Stock......................................     533,646           181,394        (712,982)B         2,058
Preferred Stock...................................          --             4,717          (4,717)B            --
Surplus...........................................     374,173             4,258         717,699 B     1,096,130
Retained Earnings.................................     640,057         1,526,611        (211,000)(3)   1,955,668
Treasury Stock, at cost...........................      (9,076)               (4)             --          (9,080)
ESOP Shares Purchased with Debt...................          --                --              --              --
Net Unrealized Gain/(Loss) on Securities                    --                                                --
  Available-for-Sale..............................       9,987            26,946              --          36,933
----------------------------------------------------------------------------------------------------------------
    Total Shareholders' Equity....................   1,548,787         1,743,922        (211,000)      3,081,709
----------------------------------------------------------------------------------------------------------------

    Total Liabilities and Shareholders' Equity....$ 16,042,147      $ 20,383,670      $  (40,000)   $ 36,385,817
================================================================================================================

B  Entry to adjust common stock and surplus for shares issued for the combined company at $0.01 per share.


Unaudited Pro Forma Condensed Combined Income Statement
For the Three Months Ended March 31, 1998
(amounts in thousands except per share amounts)

                                                            Great                      Pro Forma
                                          Star Banc     Financial    Pro Forma         Star Banc
                                        Corporation   Corporation  Adjustments       Corporation
------------------------------------------------------------------------------------------------
INTEREST INCOME:
Interest and Fees on Loans..............$   208,180  $     16,386  $      (187)(4) $     224,379
Interest and Fees on Loans Held For Sale      3,269            --           --             3,269
Interest on Investment Securities.......     28,188         4,950         (194)(4)        32,944
Other...................................      1,336            29           --             1,365
------------------------------------------------------------------------------------------------
  Total Interest Income.................    240,973        21,365         (381)          261,957
------------------------------------------------------------------------------------------------

INTEREST EXPENSE:
Interest on Deposits....................     82,156         9,682         (419)(4)        91,419
Interest on Borrowings..................     25,596         3,677          842 (4)        30,115
------------------------------------------------------------------------------------------------
  Total Interest Expense................    107,752        13,359          423           121,534
------------------------------------------------------------------------------------------------

    Net Interest Income.................    133,221         8,006         (804)          140,423

Provision for Loan Losses...............     10,775         2,333           --            13,108
------------------------------------------------------------------------------------------------

    Net Interest Income after
      Provision for Loan Losses.........    122,446         5,673         (804)          127,315
------------------------------------------------------------------------------------------------

NONINTEREST INCOME:
Trust Income............................     16,078            --           --            16,078
Service Charges on Deposits.............     16,386           353           --            16,739
Credit Card Income......................      5,506            --           --             5,506
Electronic Banking Income...............      3,859            --           --             3,859
Mortgage Banking Income.................      8,441         2,506          (24)(4)        10,923
Investment Securities Gains/(Losses)-Net        176            --           --               176
All Other Income........................     10,870           925           --            11,795
------------------------------------------------------------------------------------------------
  Total Noninterest Income..............     61,316         3,784          (24)           65,076
------------------------------------------------------------------------------------------------

NONINTEREST EXPENSE:
Salaries................................     36,582         3,215           --            39,797
Pension and Other Employee Benefits.....      6,392         1,438           --             7,830
Equipment Expense.......................      5,832         1,149           --             6,981
Occupancy Expense - Net.................      6,388            --           --             6,388
All Other Expense.......................     38,399         3,848        1,262 (4)        43,509
------------------------------------------------------------------------------------------------
                                             93,593         9,650        1,262           104,505
Merger Related Charges                           --        28,844      (28,844)(5)            --
------------------------------------------------------------------------------------------------
  Total Noninterest Expense.............     93,593        38,494      (27,582)          104,505
------------------------------------------------------------------------------------------------

INCOME BEFORE TAXES.....................     90,169       (29,037)      26,754            87,886
Income Tax..............................     30,825        (8,048)       5,732 (4)(5)     28,509
------------------------------------------------------------------------------------------------

  NET INCOME............................$    59,344  $    (20,989) $    21,022     $      59,377
================================================================================================

Basic earnings per common share         $      0.65                                $        0.62

Diluted earnings per common share              0.63                                         0.60

Average common shares - basic                91,834                                       95,562

Average common shares - diluted              94,707                                       98,435

See accompanying notes to the unaudited pro forma condensed financial information.


Unaudited Pro Forma Condensed Combined Income Statement
For the Three Months Ended March 31, 1998
(amounts in thousands except per share amounts)

                                            Pro Forma         Trans                    Pro Forma
                                            Star Banc    Financial,     Pro Forma      Star Banc
                                          Corporation          Inc.   Adjustments    Corporation
------------------------------------------------------------------------------------------------
INTEREST INCOME:
Interest and Fees on Loans..............$     224,379  $     35,786  $         --  $     260,165
Interest and Fees on Loans Held For Sale        3,269         2,468            --          5,737
Interest on Investment Securities.......       32,944         3,817            --         36,761
Other...................................        1,365             7            --          1,372
------------------------------------------------------------------------------------------------
  Total Interest Income.................      261,957        42,078            --        304,035
------------------------------------------------------------------------------------------------

INTEREST EXPENSE:
Interest on Deposits....................       91,419        16,466            --        107,885
Interest on Borrowings..................       30,115         5,282            --         35,397
------------------------------------------------------------------------------------------------
  Total Interest Expense................      121,534        21,748            --        143,282
------------------------------------------------------------------------------------------------

    Net Interest Income.................      140,423        20,330            --        160,753

Provision for Loan Losses...............       13,108         2,220            --         15,328
------------------------------------------------------------------------------------------------

    Net Interest Income after
      Provision for Loan Losses.........      127,315        18,110            --        145,425
------------------------------------------------------------------------------------------------

NONINTEREST INCOME:
Trust Income............................       16,078           617            --         16,695
Service Charges on Deposits.............       16,739         2,471            --         19,210
Credit Card Income......................        5,506           237            --          5,743
Electronic Banking Income...............        3,859           167            --          4,026
Mortgage Banking Income.................       10,923         4,610            --         15,533
Investment Securities Gains/(Losses)-Net          176           150            --            326
All Other Income........................       11,795         2,013            --         13,808
------------------------------------------------------------------------------------------------
  Total Noninterest Income..............       65,076        10,265            --         75,341
------------------------------------------------------------------------------------------------

NONINTEREST EXPENSE:
Salaries................................       39,797         7,939            --         47,736
Pension and Other Employee Benefits.....        7,830         1,480            --          9,310
Equipment Expense.......................        6,981         1,809            --          8,790
Occupancy Expense - Net.................        6,388         1,160            --          7,548
All Other Expense.......................       43,509         6,107            --         49,616
------------------------------------------------------------------------------------------------
                                              104,505        18,495            --        123,000
Merger Related Charges                             --            --            --             --
------------------------------------------------------------------------------------------------
  Total Noninterest Expense.............      104,505        18,495            --        123,000
------------------------------------------------------------------------------------------------

INCOME BEFORE TAXES.....................       87,886         9,880            --         97,766
Income Tax..............................       28,509         3,306            --         31,815
------------------------------------------------------------------------------------------------

  NET INCOME............................$      59,377  $      6,574  $         --  $      65,951
================================================================================================

Basic earnings per common share         $        0.65  $       0.57                $        0.62

Diluted earnings per common share                0.63          0.55                         0.60

Average common shares - basic                  91,834        11,597                      106,111

Average common shares - diluted                94,707        11,910                      109,266

See accompanying notes to the unaudited pro forma condensed financial information.


Unaudited Pro Forma Condensed Combined Income Statement
For the Three Months Ended March 31, 1998
(amounts in thousands except per share amounts)

                                            Pro Forma                                 Pro Forma
                                            Star Banc      Firstar     Pro Forma        Firstar
                                          Corporation  Corporation   Adjustments    Corporation
-----------------------------------------------------------------------------------------------
INTEREST INCOME:
Interest and Fees on Loans..............$     260,165  $   278,692  $         --  $     538,857
Interest and Fees on Loans Held For Sale        5,737        5,417            --         11,154
Interest on Investment Securities.......       36,761       63,859            --        100,620
Other...................................        1,372        1,378            --          2,750
-----------------------------------------------------------------------------------------------
  Total Interest Income.................      304,035      349,346            --        653,381
-----------------------------------------------------------------------------------------------

INTEREST EXPENSE:
Interest on Deposits....................      107,885      119,840            --        227,725
Interest on Borrowings..................       35,397       45,752            --         81,149
-----------------------------------------------------------------------------------------------
  Total Interest Expense................      143,282      165,592            --        308,874
-----------------------------------------------------------------------------------------------

    Net Interest Income.................      160,753      183,754            --        344,507

Provision for Loan Losses...............       15,328       15,650            --         30,978
-----------------------------------------------------------------------------------------------

    Net Interest Income after
      Provision for Loan Losses.........      145,425      168,104            --        313,529
-----------------------------------------------------------------------------------------------

NONINTEREST INCOME:
Trust Income............................       16,695       46,046            --         62,741
Service Charges on Deposits.............       19,210       24,439            --         43,649
Credit Card Income......................        5,743       14,156            --         19,899
Electronic Banking Income...............        4,026        7,004            --         11,030
Mortgage Banking Income.................       15,533       21,294            --         36,827
Investment Securities Gains/(Losses)-Net          326            3            --            329
All Other Income........................       13,808       16,105            --         29,913
-----------------------------------------------------------------------------------------------
  Total Noninterest Income..............       75,341      129,047            --        204,388
-----------------------------------------------------------------------------------------------

NONINTEREST EXPENSE:
Salaries................................       47,736       86,698            --        134,434
Pension and Other Employee Benefits.....        9,310       20,024            --         29,334
Equipment Expense.......................        8,790       16,299            --         25,089
Occupancy Expense - Net.................        7,548       16,805            --         24,353
All Other Expense.......................       49,616       50,640            --        100,256
-----------------------------------------------------------------------------------------------
                                              123,000      190,466            --        313,466
Merger Related Charges                             --           --            --             --
-----------------------------------------------------------------------------------------------
  Total Noninterest Expense.............      123,000      190,466            --        313,466
-----------------------------------------------------------------------------------------------

INCOME BEFORE TAXES.....................       97,766      106,685            --        204,451
Income Tax..............................       31,815       33,769            --         65,584
-----------------------------------------------------------------------------------------------

  NET INCOME............................$      65,951  $    72,916  $         --  $     138,867
===============================================================================================

Basic earnings per common share         $        0.64  $      0.50                $        0.64

Diluted earnings per common share                0.62         0.50                         0.63

Average common shares - basic                 102,383      144,990                      216,303

Average common shares - diluted               105,538      147,031                      221,010

See accompanying notes to the unaudited pro forma condensed financial information.


Unaudited Pro forma Condensed Combined Income Statement
For the Year Ended December 31, 1997
(amounts in thousands except per share amounts)

                                                            Great                      Pro Forma
                                          Star Banc     Financial    Pro Forma         Star Banc
                                        Corporation   Corporation  Adjustments       Corporation
------------------------------------------------------------------------------------------------
INTEREST INCOME:
Interest and Fees on Loans..............$   709,196  $    163,586  $    (2,264)(4) $     870,518
Interest on Investment Securities.......     90,750        51,825       (2,333)(4)       140,242
Other...................................      4,606           445           --             5,051
------------------------------------------------------------------------------------------------
  Total Interest Income.................    804,552       215,856       (4,597)        1,015,811
------------------------------------------------------------------------------------------------

INTEREST EXPENSE:
Interest on Deposits....................    268,355        92,103       (5,023)(4)       355,435
Interest on Borrowings..................     74,298        40,835       10,103 (4)       125,236
------------------------------------------------------------------------------------------------
  Total Interest Expense................    342,653       132,938        5,080           480,671
------------------------------------------------------------------------------------------------

    Net Interest Income.................    461,899        82,918       (9,677)          535,140

Provision for Loan Losses...............     53,614         5,823           --            59,437
------------------------------------------------------------------------------------------------

    Net Interest Income after
      Provision for Loan Losses.........    408,285        77,095       (9,677)          475,703
------------------------------------------------------------------------------------------------

NONINTEREST INCOME:
Trust Income............................     56,661            --           --            56,661
Service Charges on Deposits.............     61,252         2,921           --            64,173
Credit Card Income......................     24,427            --           --            24,427
Electronic Banking Income...............     15,377            --           --            15,377
Mortgage Banking Income.................     12,832        26,488         (292)(4)        39,028
Investment Securities Gains/(Losses)-Net     (4,239)        1,499           --            (2,740)
Gain on Sale of Merchant Processing.....         --            --           --                --
All Other Income........................     38,266         7,218           --            45,484
------------------------------------------------------------------------------------------------
  Total Noninterest Income..............    204,576        38,126         (292)          242,410
------------------------------------------------------------------------------------------------

NONINTEREST EXPENSE:
Salaries and Benefits...................    147,072        37,154           --           184,226
Equipment Expense.......................     19,892         9,652           --            29,544
Occupancy Expense - Net.................     23,523            --           --            23,523
All Other Expense.......................    131,276        28,063       15,140 (4)       174,479
------------------------------------------------------------------------------------------------
                                            321,763        74,869       15,140           411,772
SAIF special assessment                          --            --           --                --
------------------------------------------------------------------------------------------------
  Total Noninterest Expense.............    321,763        74,869       15,140           411,772
------------------------------------------------------------------------------------------------

INCOME BEFORE TAXES.....................    291,098        40,352      (25,109)          306,341
Income Tax..............................     96,344        14,054       (3,489)(4)       106,909
------------------------------------------------------------------------------------------------

  NET INCOME............................$   194,754  $     26,298  $   (21,620)    $     199,432
================================================================================================

Basic earnings per common share         $      2.26  $       2.03                  $        2.08

Diluted earnings per common share              2.19          1.88                           2.03

Average common shares - basic                86,160        12,974                         95,745

Average common shares - diluted              88,877        13,997                         98,462

See accompanying notes to the unaudited pro forma condensed financial information.


Unaudited Pro forma Condensed Combined Income Statement
For the Year Ended December 31, 1997
(amounts in thousands except per share amounts)

                                            Pro Forma         Trans                    Pro Forma
                                            Star Banc    Financial,     Pro Forma      Star Banc
                                          Corporation          Inc.   Adjustments    Corporation
------------------------------------------------------------------------------------------------
INTEREST INCOME:
Interest and Fees on Loans..............$     870,518  $    146,284  $         --  $   1,016,802
Interest on Investment Securities.......      140,242        15,117            --        155,359
Other...................................        5,051            10            --          5,061
------------------------------------------------------------------------------------------------
  Total Interest Income.................    1,015,811       161,411            --      1,177,222
------------------------------------------------------------------------------------------------

INTEREST EXPENSE:
Interest on Deposits....................      355,435        64,389            --        419,824
Interest on Borrowings..................      125,236        16,811            --        142,047
------------------------------------------------------------------------------------------------
  Total Interest Expense................      480,671        81,200            --        561,871
------------------------------------------------------------------------------------------------

    Net Interest Income.................      535,140        80,211            --        615,351

Provision for Loan Losses...............       59,437         9,500            --         68,937
------------------------------------------------------------------------------------------------

    Net Interest Income after
      Provision for Loan Losses.........      475,703        70,711            --        546,414
------------------------------------------------------------------------------------------------

NONINTEREST INCOME:
Trust Income............................       56,661         2,475            --         59,136
Service Charges on Deposits.............       64,173        10,154            --         74,327
Credit Card Income......................       24,427           869            --         25,296
Electronic Banking Income...............       15,377           515            --         15,892
Mortgage Banking Income.................       39,028        13,509            --         52,537
Investment Securities Gains/(Losses)-Net       (2,740)         (356)           --         (3,096)
Gain on Sale of Merchant Processing.....           --            --            --             --
All Other Income........................       45,484         7,244            --         52,728
------------------------------------------------------------------------------------------------
  Total Noninterest Income..............      242,410        34,410            --        276,820
------------------------------------------------------------------------------------------------

NONINTEREST EXPENSE:
Salaries and Benefits...................      184,226        34,931            --        219,157
Equipment Expense.......................       29,544         6,799            --         36,343
Occupancy Expense - Net.................       23,523         4,660            --         28,183
All Other Expense.......................      174,479        22,743            --        197,222
------------------------------------------------------------------------------------------------
                                              411,772        69,133            --        480,905
SAIF special assessment                            --            --            --             --
------------------------------------------------------------------------------------------------
  Total Noninterest Expense.............      411,772        69,133            --        480,905
------------------------------------------------------------------------------------------------

INCOME BEFORE TAXES.....................      306,341        35,988            --        342,329
Income Tax..............................      106,909        12,055            --        118,964
------------------------------------------------------------------------------------------------

  NET INCOME............................$     199,432  $     23,933  $         --  $     223,365
================================================================================================

Basic earnings per common share         $        2.08  $       2.09                $        2.10

Diluted earnings per common share                2.03          2.04                         2.04

Average common shares - basic                  95,745        11,432                      106,294

Average common shares - diluted                98,462        11,722                      109,272

See accompanying notes to the unaudited pro forma condensed financial information.


Unaudited Pro forma Condensed Combined Income Statement
For the Year Ended December 31, 1997
(amounts in thousands except per share amounts)

                                            Pro Forma                                Pro Forma
                                            Star Banc        Firstar    Pro Forma      Firstar
                                          Corporation    Corporation  Adjustments  Corporation
----------------------------------------------------------------------------------------------
INTEREST INCOME:
Interest and Fees on Loans..............$   1,016,802  $   1,138,417  $        --  $ 2,155,219
Interest on Investment Securities.......      155,359        256,354           --      411,713
Other...................................        5,061          6,702           --       11,763
----------------------------------------------------------------------------------------------
  Total Interest Income.................    1,177,222      1,401,473           --    2,578,695
----------------------------------------------------------------------------------------------

INTEREST EXPENSE:
Interest on Deposits....................      419,824        471,670           --      891,494
Interest on Borrowings..................      142,047        179,418           --      321,465
----------------------------------------------------------------------------------------------
  Total Interest Expense................      561,871        651,088           --    1,212,959
----------------------------------------------------------------------------------------------

    Net Interest Income.................      615,351        750,385           --    1,365,736

Provision for Loan Losses...............       68,937         54,658           --      123,595
----------------------------------------------------------------------------------------------

    Net Interest Income after
      Provision for Loan Losses.........      546,414        695,727           --    1,242,141
----------------------------------------------------------------------------------------------

NONINTEREST INCOME:
Trust Income............................       59,136        174,899           --      234,035
Service Charges on Deposits.............       74,327         87,483           --      161,810
Credit Card Income......................       25,296         71,038           --       96,334
Electronic Banking Income...............       15,892         26,497           --       42,389
Mortgage Banking Income.................       52,537         46,829           --       99,366
Investment Securities Gains/(Losses)-Net       (3,096)           679           --       (2,417)
Gain on Sale of Merchant Processing.....           --         22,821           --       22,821
All Other Income........................       52,728         60,893           --      113,621
----------------------------------------------------------------------------------------------
  Total Noninterest Income..............      276,820        491,139           --      767,959
----------------------------------------------------------------------------------------------

NONINTEREST EXPENSE:
Salaries and Benefits...................      219,157        399,702           --      618,859
Equipment Expense.......................       36,343         69,574           --      105,917
Occupancy Expense - Net.................       28,183         63,232           --       91,415
All Other Expense.......................      197,222        211,510           --      408,732
----------------------------------------------------------------------------------------------
                                              480,905        744,018           --    1,224,923
SAIF special assessment                            --             --           --           --
----------------------------------------------------------------------------------------------
  Total Noninterest Expense.............      480,905        744,018           --    1,224,923
----------------------------------------------------------------------------------------------

INCOME BEFORE TAXES.....................      342,329        442,848           --      785,177
Income Tax..............................      118,964        147,639           --      266,603
----------------------------------------------------------------------------------------------

  NET INCOME............................$     223,365  $     295,209  $        --  $   518,574
==============================================================================================

Basic earnings per common share         $        2.10  $        2.03               $      2.39

Diluted earnings per common share                2.04           2.00                      2.34

Average common shares - basic                 106,294        145,143                   216,603

Average common shares - diluted               109,272        147,306                   221,225

See accompanying notes to the unaudited pro forma condensed financial information.


Unaudited Pro Forma Condensed Combined Income Statement
For the Year Ended December 31, 1996
(amounts in thousands except per share amounts)

                                          Pro Forma         Trans                    Pro Forma
                                          Star Banc    Financial,     Pro Forma      Star Banc
                                        Corporation          Inc.   Adjustments    Corporation
----------------------------------------------------------------------------------------------
INTEREST INCOME:
Interest and Fees on Loans..............$   635,619  $    131,466  $         --  $     767,085
Interest on Investment Securities.......     98,206        16,403            --        114,609
Other...................................      1,700            66            --          1,766
----------------------------------------------------------------------------------------------
  Total Interest Income.................    735,525       147,935            --        883,460
----------------------------------------------------------------------------------------------

INTEREST EXPENSE:
Interest on Deposits....................    262,675        59,795            --        322,470
Interest on Borrowings..................     54,651        13,271            --         67,922
----------------------------------------------------------------------------------------------
  Total Interest Expense................    317,326        73,066            --        390,392
----------------------------------------------------------------------------------------------

    Net Interest Income.................    418,199        74,869            --        493,068

Provision for Loan Losses...............     40,773        13,914            --         54,687
----------------------------------------------------------------------------------------------

    Net Interest Income after
      Provision for Loan Losses.........    377,426        60,955            --        438,381
----------------------------------------------------------------------------------------------

NONINTEREST INCOME:
Trust Income............................     46,917         1,955            --         48,872
Service Charges on Deposits.............     55,983         9,541            --         65,524
Credit Card Income......................     19,183           949            --         20,132
Electronic Banking Income...............     10,231           207            --         10,438
Mortgage Banking Income.................      7,556        10,728            --         18,284
Investment Securities Gains/(Losses)-Net     (2,451)           20            --         (2,431)
All Other Income........................     33,103         6,289            --         39,392
----------------------------------------------------------------------------------------------
  Total Noninterest Income..............    170,522        29,689            --        200,211
----------------------------------------------------------------------------------------------

NONINTEREST EXPENSE:
Salaries and Benefits...................    141,271        38,509            --        179,780
Equipment Expense.......................     17,329         7,005            --         24,334
Occupancy Expense - Net.................     22,019         5,206            --         27,225
All Other Expense.......................    122,592        27,237            --        149,829
----------------------------------------------------------------------------------------------
                                            303,211        77,957            --        381,168
Restructuring expense...................         --            --            --             --
SAIF special assessment.................      5,000         2,685            --          7,685
----------------------------------------------------------------------------------------------
  Total Noninterest Expense.............    308,211        80,642            --        388,853
----------------------------------------------------------------------------------------------

INCOME BEFORE TAXES.....................    239,737        10,002            --        249,739
Income Tax..............................     81,378         3,120            --         84,498
----------------------------------------------------------------------------------------------

  NET INCOME............................$   158,359  $      6,882  $         --  $     165,241
==============================================================================================

Basic earnings per common share         $      1.79  $       0.61                $        1.67

Diluted earnings per common share              1.75          0.60                         1.64

Average common shares - basic                88,544        11,347                       99,093

Average common shares - diluted              90,238        11,453                      100,882

See accompanying notes to the unaudited pro forma condensed financial information.


Unaudited Pro Forma Condensed Combined Income Statement
For the Year Ended December 31, 1996
(amounts in thousands except per share amounts)

                                            Pro Forma                                Pro Forma
                                            Star Banc        Firstar    Pro Forma      Firstar
                                          Corporation    Corporation  Adjustments  Corporation
----------------------------------------------------------------------------------------------
INTEREST INCOME:
Interest and Fees on Loans..............$     767,085  $   1,113,459  $        --  $ 1,880,544
Interest on Investment Securities.......      114,609        263,799           --      378,408
Other...................................        1,766          5,640           --        7,406
----------------------------------------------------------------------------------------------
  Total Interest Income.................      883,460      1,382,898           --    2,266,358
----------------------------------------------------------------------------------------------

INTEREST EXPENSE:
Interest on Deposits....................      322,470        465,553           --      788,023
Interest on Borrowings..................       67,922        167,459           --      235,381
----------------------------------------------------------------------------------------------
  Total Interest Expense................      390,392        633,012           --    1,023,404
----------------------------------------------------------------------------------------------

    Net Interest Income.................      493,068        749,886           --    1,242,954

Provision for Loan Losses...............       54,687         42,647           --       97,334
----------------------------------------------------------------------------------------------

    Net Interest Income after
      Provision for Loan Losses.........      438,381        707,239           --    1,145,620
----------------------------------------------------------------------------------------------

NONINTEREST INCOME:
Trust Income............................       48,872        148,019           --      196,891
Service Charges on Deposits.............       65,524         91,953           --      157,477
Credit Card Income......................       20,132         69,945           --       90,077
Electronic Banking Income...............       10,438         24,552           --       34,990
Mortgage Banking Income.................       18,284         49,100           --       67,384
Investment Securities Gains/(Losses)-Net       (2,431)            66           --       (2,365)
All Other Income........................       39,392         56,817           --       96,209
----------------------------------------------------------------------------------------------
  Total Noninterest Income..............      200,211        440,452           --      640,663
----------------------------------------------------------------------------------------------

NONINTEREST EXPENSE:
Salaries and Benefits...................      179,780        391,516           --      571,296
Equipment Expense.......................       24,334         63,197           --       87,531
Occupancy Expense - Net.................       27,225         64,235           --       91,460
All Other Expense.......................      149,829        193,278           --      343,107
----------------------------------------------------------------------------------------------
                                              381,168        712,226           --    1,093,394
Restructuring expense...................           --         53,267           --       53,267
SAIF special assessment.................        7,685          7,837           --       15,522
----------------------------------------------------------------------------------------------
  Total Noninterest Expense.............      388,853        773,330           --    1,162,183
----------------------------------------------------------------------------------------------

INCOME BEFORE TAXES.....................      249,739        374,361           --      624,100
Income Tax..............................       84,498        124,184           --      208,682
----------------------------------------------------------------------------------------------

  NET INCOME............................$     165,241  $     250,177  $        --  $   415,418
==============================================================================================

Basic earnings per common share         $        1.67  $        1.68               $      1.96

Diluted earnings per common share                1.64           1.66                      1.93

Average common shares - basic                  99,093        148,061                   211,619

Average common shares - diluted               100,882        150,436                   215,213

See accompanying notes to the unaudited pro forma condensed financial information.


Unaudited Pro forma Condensed Combined Income Statement
For the Year Ended December 31, 1995
(amounts in thousands except per share amounts)

                                          Pro Forma         Trans                    Pro Forma
                                          Star Banc    Financial,     Pro Forma      Star Banc
                                        Corporation          Inc.   Adjustments    Corporation
----------------------------------------------------------------------------------------------
INTEREST INCOME:
Interest and Fees on Loans..............$   586,416  $    115,757  $         --  $     702,173
Interest on Investment Securities.......    122,939        17,650            --        140,589
Other...................................      1,049           821            --          1,870
----------------------------------------------------------------------------------------------
  Total Interest Income.................    710,404       134,228            --        844,632
----------------------------------------------------------------------------------------------

INTEREST EXPENSE:
Interest on Deposits....................    265,972        56,465            --        322,437
Interest on Borrowings..................     66,224         8,134            --         74,358
----------------------------------------------------------------------------------------------
  Total Interest Expense................    332,196        64,599            --        396,795
----------------------------------------------------------------------------------------------

    Net Interest Income.................    378,208        69,629            --        447,837

Provision for Loan Losses...............     25,101         5,260            --         30,361
----------------------------------------------------------------------------------------------

    Net Interest Income after
      Provision for Loan Losses.........    353,107        64,369            --        417,476
----------------------------------------------------------------------------------------------

NONINTEREST INCOME:
Trust Income............................     41,512         1,392            --         42,904
Service Charges on Deposits.............     43,870         8,472            --         52,342
Credit Card Income......................     15,118         1,001            --         16,119
Electronic Banking Income...............      7,652           306            --          7,958
Mortgage Banking Income.................      2,362         7,853            --         10,215
Investment Securities Gains/(Losses)-Net      1,910           200            --          2,110
All Other Income........................     25,700         5,187            --         30,887
----------------------------------------------------------------------------------------------
  Total Noninterest Income..............    138,124        24,411            --        162,535
----------------------------------------------------------------------------------------------

NONINTEREST EXPENSE:
Salaries and Benefits...................    133,196        31,341            --        164,537
Equipment Expense.......................     16,284         6,126            --         22,410
Occupancy Expense - Net.................     22,059         4,836            --         26,895
All Other Expense.......................    114,675        23,746            --        138,421
----------------------------------------------------------------------------------------------
                                            286,214        66,049            --        352,263
Restructuring expense...................         --            --            --             --
SAIF special assessment.................         --            --            --             --
----------------------------------------------------------------------------------------------
  Total Noninterest Expense.............    286,214        66,049            --        352,263
----------------------------------------------------------------------------------------------

INCOME BEFORE TAXES.....................    205,017        22,731            --        227,748
Income Tax..............................     68,414         7,416            --         75,830
----------------------------------------------------------------------------------------------

  NET INCOME............................$   136,603  $     15,315  $         --  $     151,918
==============================================================================================

Basic earnings per common share         $      1.52  $       1.36                $        1.51

Diluted earnings per common share              1.50          1.35                         1.49

Average common shares - basic                90,086        11,246                      100,635

Average common shares - diluted              91,247        11,356                      101,895

See accompanying notes to the unaudited pro forma condensed financial information.


Unaudited Pro forma Condensed Combined Income Statement
For the Year Ended December 31, 1995
(amounts in thousands except per share amounts)

                                            Pro Forma                                Pro Forma
                                            Star Banc        Firstar    Pro Forma      Firstar
                                          Corporation    Corporation  Adjustments  Corporation
----------------------------------------------------------------------------------------------
INTEREST INCOME:
Interest and Fees on Loans..............$     702,173  $   1,081,685  $        --  $ 1,783,858
Interest on Investment Securities.......      140,589        253,794           --      394,383
Other...................................        1,870         12,307           --       14,177
----------------------------------------------------------------------------------------------
  Total Interest Income.................      844,632      1,347,786           --    2,192,418
----------------------------------------------------------------------------------------------

INTEREST EXPENSE:
Interest on Deposits....................      322,437        444,706           --      767,143
Interest on Borrowings..................       74,358        177,133           --      251,491
----------------------------------------------------------------------------------------------
  Total Interest Expense................      396,795        621,839           --    1,018,634
----------------------------------------------------------------------------------------------

    Net Interest Income.................      447,837        725,947           --    1,173,784

Provision for Loan Losses...............       30,361         36,756           --       67,117
----------------------------------------------------------------------------------------------

    Net Interest Income after
      Provision for Loan Losses.........      417,476        689,191           --    1,106,667
----------------------------------------------------------------------------------------------

NONINTEREST INCOME:
Trust Income............................       42,904        134,354           --      177,258
Service Charges on Deposits.............       52,342         81,775           --      134,117
Credit Card Income......................       16,119         62,106           --       78,225
Electronic Banking Income...............        7,958         23,009           --       30,967
Mortgage Banking Income.................       10,215         38,479           --       48,694
Investment Securities Gains/(Losses)-Net        2,110         (5,730)          --       (3,620)
All Other Income........................       30,887         58,204           --       89,091
----------------------------------------------------------------------------------------------
  Total Noninterest Income..............      162,535        392,197           --      554,732
----------------------------------------------------------------------------------------------

NONINTEREST EXPENSE:
Salaries and Benefits...................      164,537        395,361           --      559,898
Equipment Expense.......................       22,410         56,282           --       78,692
Occupancy Expense - Net.................       26,895         57,992           --       84,887
All Other Expense.......................      138,421        201,336           --      339,757
----------------------------------------------------------------------------------------------
                                              352,263        710,971           --    1,063,234
Restructuring expense...................           --         23,151           --       23,151
SAIF special assessment.................           --             --           --           --
----------------------------------------------------------------------------------------------
  Total Noninterest Expense.............      352,263        734,122           --    1,086,385
----------------------------------------------------------------------------------------------

INCOME BEFORE TAXES.....................      227,748        347,266           --      575,014
Income Tax..............................       75,830        118,353           --      194,183
----------------------------------------------------------------------------------------------

  NET INCOME............................$     151,918  $     228,913  $        --  $   380,831
==============================================================================================

Basic earnings per common share         $        1.51  $        1.50               $      1.77

Diluted earnings per common share                1.49           1.48                      1.73

Average common shares - basic                 100,635        151,432                   215,723

Average common shares - diluted               101,895        154,856                   219,586

See accompanying notes to the unaudited pro forma condensed financial information.


NOTES TO THE UNAUDITED PRO FORMA
CONDENSED COMBINED FINANCIAL INFORMATION
(Amounts in thousands, except per share data)


NOTE 1 - BASIS OF PRESENTATION
     The unaudited Pro Forma Condensed Combined Financial Information has been prepared assuming both the Star/Firstar and Star/Trans Financial mergers will be accounted for under the pooling of interests method and is based on the historical consolidated financial statements of Star, Firstar and Trans Financial. Star, Firstar and Trans Financial are in the process of reviewing their respective accounting policies. As a result of this review, it might be necessary to restate certain amounts in financial statements of the combined company to conform to those accounting policies that are most appropriate. Any such restatements are not expected to be material.

     On February 7, 1998 Star completed the purchase of Great Financial Corporation for 70 percent stock and 30 percent cash. Star issued 9.5 million shares of common stock and paid out $190 million in cash for a total value of $648 million for this transaction. This transaction was structured as a tax-free exchange for shareholders receiving stock and has been accounted for as a purchase. The pro forma adjustments for Great Financial represent management's best estimates based on available information at this time. The actual adjustments may differ from those reflected in the unaudited Pro Forma Condensed Combined Financial Information as estimates and contin-gencies are finalized, although any adjustments are not expected to be material.


NOTE 2 - SHAREHOLDERS' EQUITY
     For the merger of Star and Firstar, Firstar shareholders will receive 0.76 shares of common stock in the combined company for each share of Firstar common stock. Star shareholders will receive one share of common stock in the combined company for each share of Star Banc common stock. Firstar had 145,113,914 shares of common stock outstanding at March 31, 1998, which will be exchanged for 110,286,574 shares of the combined company, while Star had 95,567,121 shares of common stock outstanding at March 31, 1998. This would result in a total of 205,853,695 shares of common stock issued for the combined company. The common stock in the unaudited Pro Forma Condensed Combined Balance Sheet has been adjusted to reflect the par value amount of the total amount of shares of the combined company. Pro forma retained earnings reflects an adjustment for estimated merger related charges as described in Note 3 below.

     For the merger of Star and Trans Financial, Star will exchange 0.9003 of a share of Star common stock for each share of Trans Financial common stock. Trans Financial had 11,717,356 shares on common stock outstanding at March 31, 1998, which will be exchanged for approximately 10,549,000 shares of Star common stock. The common stock in the unaudited Pro Forma Condensed Combined Balance Sheet has been adjusted to reflect the par value amount of the Star shares issued. Pro forma retained earnings reflects an adjustment for estimated merger related charges as described in Note 3 below.

NOTE 3 - MERGER RELATED CHARGES
     In connection with the merger of Star and Firstar, the combined company expects to incur pre-tax merger related charges of approximately $325 million. These are expected to include approximately $95 million in severance, change of control, relocation and other employee related payments, $79 million in direct conversion costs, $77 million in charges related to consolidation of systems and operations, $40 million in occupancy and equipment charges (lease termination costs, elimination of duplicate facilities and write-off of equiment) and $34 million in other merger related costs (including legal and investment banking fees).

     In connection with the merger of Star and Trans Financial, the combined company expects to incur pre-tax merger related charges of approximately $40 million. These are expected to include approximately $9 million in severance, change of control and relocation payments, $4 million in occupancy and equipment charges (lease termination costs, elimination of duplicate facilities and write-off of equipment), $4 million in conversion costs and contract terminations, a $3 million commitment to establish a Foundation and $8 million in other merger related costs (including legal and investment banking fees). Star currently intends to provide up to an additional $12 million in allowance for loan losses as a charge to earnings at the effective date. This additional loan loss provision is being recorded in connection with the change in the management of Trans Financial problem loans.

     The merger related charges and the related tax effect have been reflected in the Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 1998, and have not been reflected in the Unaudited Pro Forma Condensed Combined Income Statements as they are not expected to have a continuing impact on the operations of the combined company.


 NOTE 4 - GREAT FINANCIAL ACQUISITION
     The historical balance sheet of Star as of March 31, 1998 includes the acquisition of Great Financial, which occurred on February 7, 1998 and was accounted for as a purchase transaction. The $190 million cash portion of the purchase price represents 30 percent of the purchase price and was funded with short-term borrowings. The Unaudited Pro Forma Condensed Combined Income Statements for the three months ended March 31, 1998 and the year ended December 31, 1997 reflect Great Financial's operating results and the impact of purchase accounting adjustments as if the transaction occurred on January 1, 1997.

     The purchase accounting and pro forma adjustments related to the merger reflected in the unaudited Pro Forma Condensed Combined Income Statements are summarized as follows:

                                            Three Months
                                               Ended           Year Ended
                                           March 31, 1998     Dec. 31, 1997
                                           --------------     -------------
Interest income -
  Amortization of investment
    securities                                $ (194)            $(2,333)
  Amortization of loans                         (187)             (2,264)
Interest expense:
  Amortization of CDs                           (419)             (5,023)
  Amortization of long-term debt                 (31)               (372)
  Interest expense on short-term
    borrowings to fund cash portion of
    purchase price                               873              10,475
Noninterest income -
  Amortization of mortgage
    servicing rights                             (24)               (292)
Noninterest expense -
  Amortization of identifiable
    intangibles and Goodwill                   1,262              15,140


Income tax expense on the pro forma adjustments is reflected using a 35% tax rate.

     The following assumptions were used in establishing the purchase accounting adjustments for Great Financial included in the Unaudited Pro Forma Condensed Income Statements.

     Securities - The securities premium is assumed to be amortized into interest income on an effective interest method basis over the remaining estimated maturities of the securities, approximately 9 years.

     Loans - The fair value adjustment is being amortized on a straight-line basis over the estimated remaining maturities of the various loan types, ranging from 3 to 13 years.

     Mortgage servicing rights - The excess of fair value over carrying value is amortized on an accelerated basis over estimated maturity of the underlying mortgages.

     Intangibles - Identifiable intangibles are amortized on a straight-line basis over an average of 11 years based on the estimated lives of the deposits acquired. Goodwill is amortized on a straight-line basis over 25 years.

     Certificates of Deposit and Long-term Debt - The fair value adjustments are amortized on an effective interest method over the remaining maturities of the deposits and debt.

NOTE 5 MERGER RELATED CHARGES OF GREAT FINANCIAL
     Included in Great Financial's results for January 1, 1998 through February 6, 1998, as shown in the Unaudited Pro Forma Condensed Combined Income Statement for the three months ended March 31, 1998, were the following merger related charges incurred directly by Great Financial:
(Dollars in thousands)

Severance and benefit payments            $  4,301
Contract termination payments                4,847
Payout of nonqualified stock options        14,244
Investment banking and legal fees            4,235
Other direct merger charges                  1,217
                                          --------
    Total merger related charges          $ 28,844
                                          ========


     Noninterest expense (and the related tax effect) in the Unaudited Pro Forma Condensed Combined Income Statement for March 31, 1998 was adjusted to exclude the above one-time merger charges in the pro forma operating results.

ITEM 7(c) EXHIBIT INDEX:
          Exhibit 2 - Agreement and Plan of Reorganization dated as of June 30, 1998 among Star Banc, Firstar and Foxtrot (DE) (previously filed as an exhibit to the registrant's Form 8-K filed on July 2, 1998)

          Exhibit 23 - Consent of Independent Public Accountants in regards to the Financial Statements of Star Banc and Firstar, which are incorporated by reference in this filing.

          Exhibit 99.1- Firstar Stock Option Agreement dated as of June
                      30, 1998 between Firstar and Star Banc (previously filed as an exhibit to the registrant's Form 8-K filed on July 2, 1998)

          Exhibit 99.2- Star Banc Stock Option Agreement dated as of
                      June 30, 1998 between Star Banc and Firstar.
                      (previously filed as an exhibit to the
                      registrant's form 8-K filed on July 2, 1998)

          Exhibit 99.3- Press Release of Star Banc and Firstar issued
                      July 1, 1998 (previously filed as an exhibit to the registrant's Form 8-K filed on July 2, 1998)





                                    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        STAR BANC CORPORATION

DATE:      July 10, 1998                 By:  /s/ Jennie P. Carlson
       -------------------               -----------------------------
                                             Jennie P. Carlson
                                             Sr. Vice President, General
                                             Counsel and Secretary



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